MASTER SERVICER'S CERTIFICATE

           (Delivered pursuant to Section 4.9

       of the Master Sale and Servicing Agreement)







             HOUSEHOLD FINANCE CORPORATION,

                       Master Servicer

         HOUSEHOLD AUTO RECEIVABLES CORPORATION



         HOUSEHOLD AUTOMOBILE REVOLVING TRUST I



      Class A, B-1, B-2 and C Notes, Series 1998-1



     The undersigned, a duly authorized representative of Household Finance Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated Master Sale and Servicing Agreement, dated as of November
1, 1998, by and among the Servicer, Household Automobile Revolving
Trust I, as
Issuer (the "Issuer"), Household Auto Receivables Corporation, as Seller (the "Seller"), The
Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee") and Wilmington Trust
Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date    September
17, 1999
occurring on

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the
$28,928,473.03
Collection Period was equal to
        (i) The Gross Cash Yield
 18.9183%


(b)  The amount of Available Funds with respect to the
28,928,473.03
Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection
6,639,577.14
Period was equal to

(d)  Net Liquidation Proceeds for the Collection Period
3,348,784.39
was equal to
        (i) The annualized net default rate
  6.0991%

(e)  The principal balance of Series 1998-1 Receivables
at the beginning
        of the Collection Period was equal to
647,465,033.47

(f)  The principal balance of Series 1998-1 Receivables
on the last day
        of the Collection Period was equal to
625,731,344.63

(g)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were one
        payment (1-29 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such
32,307,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were two
        payments (30-59 days) delinquent as of the close
of business on the last day of the
        Collection Period with respect to such
11,115,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the Series
1998-1 Receivables which were three or
        more payments (60+ days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such
5,845,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the Distribution Date
1,618,662.58
was equal to

(k)  The Principal Distributable Amount for the
19,397,317.29
Distribution Date was equal to

(l)  The Principal Amount Available for the Distribution
25,739,818.97
Date was equal to

(m)  The Aggregate Note Principal Balance is equal to
577,862,542.37

(n)  The Aggregate Optimal Note Balance is equal to
558,465,225.08

(o)  The Targeted Overcollateralization Amount is equal
67,266,119.55
to

(p)  The Targeted Credit Enhancement Amount is equal to
86,038,059.89

(q)  The Targeted Reserve Account Balance is equal to
18,771,940.34

(r)  The Reserve Account Deposit Amount for the
     0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for the
4,006,130.13
Distribution Date

(t)  The Reserve Account Shortfall for the Distribution
     0.00
Date

(u)  The amount on deposit in the Reserve Account after
18,771,940.34
distributions is equal to

(v)  The notional amount of the Interest Rate Cap was
223,832,000.00
equal to

(w)  Payments received under the Interest Rate Cap were
     0.00
equal to

(x)  Libor Rate used in determining payments received
under the Interest Rate Cap was
        equal to
5.276250%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with
     0.00
respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the
     0.00
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
     0.00
with respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at
the beginning of the Distribution Date
                was equal to
     0.00

      (vi)  The Class A-1 aggregate principal amount at
the end of the Distribution Date
                  was equal to
     0.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was
     0.00
equal to

      (ix)  The ending Class A-1 Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
0.000000%

      (x)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
               Date was equal to
56.485394%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with
256,401.00
respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the
256,401.00
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
     0.00
with respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at
the beginning of the Distribution Date
               was equal to
54,000,000.00

      (vi)  The Class A-2 aggregate principal amount at
the end of the Distribution Date
                  was equal to
54,000,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
8.629902%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                  Date was equal to
56.485394%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with
705,124.06
respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the
705,124.06
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
     0.00
with respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at
the beginning of the Distribution Date
               was equal to
143,000,000.00

      (vi)  The Class A-3 aggregate principal amount at
the end of the Distribution Date
                 was equal to
143,000,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-3 was equal to

      (viii)  The Class A-3 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
22.853258%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
56.485394%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with
402,057.81
respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the
402,057.81
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
     0.00
with respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at
the beginning of the Distribution Date
                 was equal to
80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at
the end of the Distribution Date
                 was equal to
80,832,000.00

      (vii)  The Class A Principal Distributable Amount
     0.00
with respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was
     0.00
equal to

     (ix)  The Class A Principal Carryover Shortfall with
     0.00
respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
12.918004%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
56.485394%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with
368,385.50
respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the
368,385.50
Distribution Date was equal to

      (iii)  The Class A Interest Carryover Shortfall
     0.00
with respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at
the beginning of the Distribution Date
                was equal to
78,241,167.23

      (vi)  The Class A-5 aggregate principal amount at
the end of the Distribution Date
                 was equal to
75,614,818.17

      (vii)  The Class A-5 Principal Distributable Amount
2,626,349.06
was equal to

      (viii)  The Class A-5 principal distribution was
2,626,349.06
equal to

     (ix)  The Class A-5 Principal Carryover Shortfall
     0.00
was equal

     (x)  The Class A-5 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
12.084231%

      (xii)  The ending Class A Notes as a percentage of
the Pool Balance on the Distribution
                 Date was equal to
56.485394%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount
521,340.75
was equal to

      (ii)  The Class B-1 interest paid on the
521,340.75
Distribution Date was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall
     0.00
was equal to

      (iv)  The Class B-1 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at
the beginning of the Distribution Date
                was equal to
99,303,000.00

      (vi)  The Class B-1 aggregate principal amount at
the end of the Distribution Date
                  was equal to
87,693,779.79

      (vii)  The Class B-1 Principal Distributable Amount
11,609,220.21
was equal to

      (viii)  The Class B-1 principal distribution was
11,609,220.21
equal to

     (ix)  The Class B-1 Principal Carryover Shortfall
     0.00
was equal

     (x)  The Class B-1 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class B-1 Notes as a percentage of
the Pool Balance on the Distribution
                     Date was equal to
14.014606%

      (xii)  The ending Class A and B-1 Notes as a
percentage of the Pool Balance on the
                  Distribution Date was equal to
70.500000%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount
399,454.37
was equal to

      (ii)  The Class B-2 interest paid on the
399,454.37
Distribution Date was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall
     0.00
was equal to

      (iv)  The Class B-2 unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at
the beginning of the Distribution Date
                was equal to
74,897,695.18

      (vi)  The Class B-2 aggregate principal amount at
the end of the Distribution Date
                was equal to
71,333,373.29

      (vii)  The Class B-2 Principal Distributable Amount
3,564,321.89
was equal to

      (viii)  The Class B-2 principal distribution was
3,564,321.89
equal to

     (ix)  The Class B-2 Principal Carryover Shortfall
     0.00
was equal

     (x)  The Class B-2 unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of
the Pool Balance on the Distribution
                Date was equal to
11.400000%

      (xii)  The ending Class A, B-1 and B-2 Notes as a
percentage of the Pool Balance on the
                 Distribution Date was equal to
81.900000%

(g) Class C
      (i)  The Class C Interest Distributable Amount was
257,772.02
equal to

      (ii)  The Class C interest paid on the Distribution
257,772.02
Date was equal to

      (iii)  The Class C Interest Carryover Shortfall was
     0.00
equal to

      (iv)  The Class C unpaid interest with respect to
     0.00
the Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the
beginning of the Distribution Date
                 was equal to
47,588,679.96

      (vi)  The Class C aggregate principal amount at the
end of the Distribution Date
                 was equal to
45,991,253.83

      (vii)  The Class C Principal Distributable Amount
1,597,426.13
was equal to

      (viii)  The Class C principal distribution was
1,597,426.13
equal to

     (ix)  The Class C Principal Carryover Shortfall was
     0.00
equal

     (x)  The Class C unpaid principal with respect to
     0.00
the Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of
the Pool Balance on the Distribution
                    Date was equal to
7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as
a percentage of the Pool Balance on the
                  Distribution Date was equal to
89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to
67,266,119.55

     (ii)  The ending overcollateralization as a
percentage of the Pool Balance on the
              Distribution Date was equal to
10.750000%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such None
default; if applicable, insert "None".

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of:
______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
September 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:         Servicing Officer





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99

CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.748166667
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.748166667

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate
5.514000%
   2.   Class A-2 principal balance - beginning of period
$54,000,000.00
   3.   Accrual convention
Actual/360
   4.   Days in Interest Period
       31

   5.   Class A-2 interest due
$256,401.00
   6.   Class A-2 interest paid
$256,401.00
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-2
   8.   Class A-2 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period
$54,000,000.00
   2.  Class A-2 principal - amount due
    $0.00
   3.  Class A-2 principal - amount paid
    $0.00
   4.  Class A-2 principal balance - end of period
$54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-2
   6.  Class A-2 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool
8.629902%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.485394%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31

          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.9309375
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.9309375

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor
5.276250%
          (b)  Spread
0.450000%
          (c)  Class A-3 related Note Rate
5.726250%

   2.    Class A-3 principal balance - beginning of
$143,000,000.00
period
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
       31

   5.   Class A-3 interest due
$705,124.06
   6.   Class A-3 interest paid
$705,124.06
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-3
   8.   Class A-3 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period
$143,000,000.00
   2.  Class A-3 principal - amount due
    $0.00
   3.  Class A-3 principal - amount paid
    $0.00
   4.  Class A-3 principal balance - end of period
$143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-3
   6.  Class A-3 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool
22.853258%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.485394%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31
          (g)  Payments received under the Interest Rate
    $0.00
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
4.973993056
   2.   Principal distribution per $1,000
        0
   3.   Interest distribution per $1,000
4.973993056

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor
5.276250%
          (b)  Spread
0.500000%
          (c)  Class A-4 related Note Rate
5.776250%

   2.    Class A-4 principal balance - beginning of
$80,832,000.00
period
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
       31

   5.   Class A-4 interest due
$402,057.81
   6.   Class A-4 interest paid
$402,057.81
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-4
   8.   Class A-4 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period
$80,832,000.00
   2.  Class A-4 principal - amount due
    $0.00
   3.  Class A-4 principal - amount paid
    $0.00
   4.  Class A-4 principal balance - end of period
$80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect
    $0.00
to Class A-4
   6.  Class A-4 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool
12.918004%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.485394%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
29.94734557
   2.   Principal distribution per $1,000
26.26349062
   3.   Interest distribution per $1,000
3.683854957

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate
5.650000%
   2.   Class A-5 principal balance - beginning of period
$78,241,167.23
   3.   Accrual convention                                30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due
$368,385.50
   5.   Class A-5 interest paid
$368,385.50
   7.   Class A Interest Carryover Shortfall with respect
    $0.00
to Class A-5
   8.   Class A-5 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period
$78,241,167.23
   2.  Class A-5 principal - amount due
$2,626,349.06
   3.  Class A-5 principal - amount paid
$2,626,349.06
   4.  Class A-5 principal balance - end of period
$75,614,818.17
   5.  Class A-5 Principal Carryover Shortfall
    $0.00
   6.  Class A-5 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool
12.084231%
Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
56.485394%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
122.157044
   2.   Principal distribution per $1,000
116.907044
   3.   Interest distribution per $1,000
 5.250000

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate
6.300000%
   2.   Class B-1 principal balance - beginning of period
$99,303,000.00
   3.   Accrual convention                                30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due
$521,340.75
   5.   Class B-1 interest paid
$521,340.75
   6.   Class B-1 Interest Carryover Shortfall
    $0.00
   7.   Class B-1 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period
$99,303,000.00
   2.  Class B-1 principal - amount due
$11,609,220.21
   3.  Class B-1 principal - amount paid
$11,609,220.21
   4.  Class B-1 principal balance - end of period
$87,693,779.79
   5.  Class B-1 Principal Carryover Shortfall
    $0.00
   6.  Class B-1 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool
14.014606%
Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool
70.500000%
Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
 08/31/99
Distribution Date
 09/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
42.01675112
   2.   Principal distribution per $1,000
37.78246193
   3.   Interest distribution per $1,000
4.234289197

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate
6.400000%
   2.   Class B-2 principal balance - beginning of period
$74,897,695.18
   3.   Accrual convention                                30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due
$399,454.37
   5.   Class B-2 interest paid
$399,454.37
   6.   Class B-2 Interest Carryover Shortfall
    $0.00
   7.   Class B-2 unpaid interest with respect to the
    $0.00
Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period
$74,897,695.18
   2.  Class B-2 principal - amount due
$3,564,321.89
   3.  Class B-2 principal - amount paid
$3,564,321.89
   4.  Class B-2 principal balance - end of period
$71,333,373.29
   5.  Class B-2 Principal Carryover Shortfall
    $0.00
   6.  Class B-2 unpaid principal with respect to the
    $0.00
Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool
11.400000%
Balance on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the
81.900000%
Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
$28,928,473.03

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
$32,307,000.00
          % Of  Receivables
5.163078%
     (b)  30-59 Days Delinquent
$11,115,000.00
          % Of  Receivables
1.776321%
     (c)  60+ Days Delinquent
$5,845,000.00
          % Of  Receivables
0.934107%

   3.  Aggregate losses for Collection Period less Net
$3,290,792.75
Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
$1,618,662.58
         (b)  Base Servicing Fee paid for the
Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date
$625,731,344.63

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
$18,771,940.34
        (b)  Amount on deposit in the Reserve Account
$18,771,940.34

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate
$223,832,000.00
Cap
           (b)  Current Libor
5.276250%
           (c)  Cap Rate
6.250000%
           (d)  Excess                                    NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
       31
          (g)  Payments received under the Interest Rate
        0
Cap

   8.  (a)  Weighted Average Coupon (WAC)
19.681000%
         (b)  Weighted Average Remaining Maturity (WAM)
       46